UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014
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Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a)    Resignation of Kenneth Branson and Craig Ramsey from the Board of Directors and change in Craig Conway's Board title.

On March 10, 2014, Craig Ramsey submitted his resignation as a member of the Board of Directors (the “Board”) and the Board’s Compensation Committee of Guidewire Software, Inc. (the “Company”), effective immediately.

On March 11, 2014, Ken Branson submitted his resignation as a member of the Board, effective March 12, 2014. Mr. Branson was not a member of any of the Board’s committees.

At a Board meeting on March 11, 2014, the Board approved a change in Craig Conway's title from Executive Chairman to Chairman of the Board.

(d)    Election of Paul Lavin to the Board of Directors.

On March 10, 2014, the Company appointed Paul Lavin as a Class I director of the Board.  For his services as a director of the Company, Mr. Lavin will be compensated consistent with the Company’s current non-employee director compensation policy. Mr. Lavin has not yet been appointed to any committees of the Board, however, the Board will assess such appointments.

The Company also entered into a standard form of indemnification agreement with Mr. Lavin (the “Indemnification Agreement”).  The Indemnification Agreement provides, among other things, that the Company will indemnify Mr. Lavin, under the circumstances and to the extent provided therein, for certain expenses which he may be required to pay in connection with certain claims to which he may be made a party by reason of his position as a director of the Company, and otherwise to the fullest extent permitted under Delaware law, the Company’s certificate of incorporation and the Company’s bylaws.

The Company’s standard form of indemnification agreement was previously filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A (No. 333-176667), as filed on October 28, 2011, and is incorporated herein by reference.

There are no arrangements or understandings between Mr. Lavin and any other persons pursuant to which he was elected as a director of the Company.  There are no family relationships between Mr. Lavin and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer.  There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Mr. Lavin and the Company.

On March 14, 2014, the Company issued a press release regarding the appointment of Mr. Lavin. A copy of the press release is attached as Exhibit 99.1 hereto.

As a result of the resignations of Messrs. Ramsey and Branson and the appointment of Mr. Lavin, the Board consists of seven directors, six of whom are independent directors.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1
Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1/A (No. 333-176667), as filed on October 28, 2011, and incorporated herein by reference

99.1	Press release dated March 14, 2014, titled “Paul Lavin Named to Guidewire Software Board of Directors”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 14, 2014

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Marcus S. Ryu
Marcus S. Ryu
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
10.1
Form of Indemnification Agreement, previously filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1/A (No. 333-176667), as filed on October 28, 2011, and incorporated herein by reference

99.1	Press release dated March 14, 2014, titled “Paul Lavin Named to Guidewire Software Board of Directors”